                                                                    Exhibit 99.8

                                                                  Execution Copy

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of January 1, 2007, among Merrill Lynch Mortgage Lending, Inc., ("Assignor"), Merrill Lynch Mortgage Investors, Inc., ("Assignee") and Wells Fargo Bank, N.A., (the "Company").

                                   WITNESSETH

          WHEREAS, pursuant to that certain Flow Servicing Rights Purchase and Sale Agreement, dated as of January 1, 2007 (the "Purchase Agreement"), by and between the Assignor and Wells Fargo Bank, the Assignor has sold, and Wells Fargo Bank has purchased, the servicing rights related to the mortgage loans listed on Attachment 1 hereto (the "Subject Mortgage Loans");

          WHEREAS, the Company, and Merrill Lynch Bank, USA ("MLBUSA"), as purchaser, entered into that certain Seller's Warranties and Servicing Agreement (WFHM Mortgage Loan Series 2006-W90), dated as of November 1, 2006 (the "Wells Fargo Servicing Agreement"), between MLBUSA and the Company;

          WHEREAS, under that certain Reconstituted Servicing Agreement (the "RSA"), dated as of January 1, 2007, between Assignor and the Company, the Company is servicing the Subject Mortgage Loans in accordance with the servicing provisions contained in the Wells Fargo Servicing Agreement and the RSA, and the parties hereby agree that the Company shall service the Subject Mortgage Loans in accordance with the Wells Fargo Servicing Agreement, as amended by this AAR Agreement;

          WHEREAS MLBUSA assigned all of its right, title and interest in, to and under the Wells Fargo Servicing Agreement with respect to the Subject Mortgage Loans to Assignor pursuant to that certain Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among MLBUSA, Assignor and the Company (the "MLBUSA AAR Agreement"); and

          WHEREAS, the Assignor wishes to assign to Assignee all of its right, title and interest with respect to the Mortgage Loans and all of its right, title and interest under the Wells Fargo Servicing Agreement and the MLBUSA AAR Agreement, with respect to the Subject Mortgage Loans, and Assignee wishes to assume all of Assignor's right, title and interest in and to such Subject Mortgage Loans as provided in the Pooling and Servicing Agreement and the Wells Fargo Servicing Agreement and the MLBUSA AAR Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree that the Subject Mortgage Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Wells Fargo Servicing Agreement.

MANA 2007-A1
Wells Fargo AAR

Assignment and Assumption

     1. Assignor hereby grants, sells, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Subject Mortgage Loans and, as they relate to the Subject Mortgage Loans, all of its right, title and interest in, to and under the Wells Fargo Servicing Agreement and the MLBUSA AAR Agreement. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Subject Mortgage Loans subject to the Wells Fargo Servicing other than those set forth on Attachment l hereto. Notwithstanding anything to the contrary contained herein, Assignor is retaining the right to enforce the representations and warranties made by the Company prior to the date hereof with respect to the Subject Mortgage Loans and the Company.

Representations, Warranties and Covenants

     2. The following representations and warranties are hereby made by the Assignor to the Company and the Assignee as of the date hereof:

               (a) Attached hereto as Attachment 2 are true and accurate copies of the Wells Fargo Servicing Agreement and the MLBUSA AAR Agreement, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

               (b) The Assignor was the lawful owner of the Subject Mortgage Loans with full right to transfer the Subject Mortgage Loans and any and all of its interests, rights and obligations under the Wells Fargo Servicing Agreement and the MLBUSA AAR Agreement as they relate to the Subject Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Subject Mortgage Loans to the Assignee as contemplated herein, the Assignee shall have good title to each and every Subject Mortgage Loan, as well as any and all of the Assignor's interests, rights and obligations under the Wells Fargo Servicing Agreement and the MLBUSA AAR Agreement as they relate to the Subject Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

               (c) There are no offsets, counterclaims or other defenses available to the Assignor with respect to the Wells Fargo Servicing Agreement and the MLBUSA AAR Agreement;

               (d) The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Subject Mortgage Loan;

               (e) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Subject Mortgage Loans;

               (f) The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

               (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Subject Mortgage Loans or any interest in the Subject Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Subject Mortgage Loans, or any interest in the Subject Mortgage Loans or otherwise approached or negotiated with respect to the Subject Mortgage Loans, or any interest in the Subject Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Subject Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Subject Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

     3. The Assignee represents, warrants and covenants with the Assignor and the Company that:

               (a) The Assignee is duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its formation and has full power and authority (corporate and other) necessary to acquire, own or purchase the Subject Mortgage Loans and to conduct its business as now conducted by it and to enter into and perform its obligations under this AAR Agreement.

               (b) It has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this AAR Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this AAR Agreement; and this AAR Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (1) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

               (c) The execution and delivery of this AAR Agreement by it, the consummation of any other of the transactions contemplated by this AAR Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (1) result in a material breach of any term or provision of its charter or by-laws, (2) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (3) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may impair its ability to perform or meet any of its obligations under this AAR Agreement.

               (d) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this AAR Agreement or its ability to perform any of its obligations under this AAR Agreement in accordance with the terms hereof.

               (e) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this AAR Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

     4. The following representations, warranties and covenants are hereby made by the Company to the Assignor and the Assignee as of the date hereof:

               (a) The Company is duly organized, validly existing and in good standing under the laws of the United States of America, and has all requisite power and authority to service and administer the Subject Mortgage Loans and otherwise to perform the obligations with respect to the Subject Mortgage Loans set forth in the Wells Fargo Servicing Agreement.

               (b) The Company has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Company. This AAR Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws administered by the FDIC affecting the contract obligations of insured banks now or hereafter in effect, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

               (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby.

               (d) The Company shall service the Subject Mortgage Loans in accordance with the terms and provisions of the Wells Fargo Servicing Agreement, as modified by this AAR Agreement, for the exclusive benefit of the Trustee (as defined below), on behalf of the holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Mortgage Pass-Through Certificates (the "Certificateholders"). The Company shall establish a Custodial Account and an Escrow Account under the Wells Fargo Servicing Agreement with respect to the Subject Mortgage Loans in favor of the Trustee on behalf of the Certificateholders, and shall remit collections received on the Subject Mortgage Loans to the appropriate account as required by the Wells Fargo Servicing Agreement. The Custodial Account and the Escrow Account each shall be entitled "Wells Fargo Bank, N. A., as Servicer, in trust for Wells Fargo Bank, N. A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Mortgage Pass-Through Certificates" and shall be an Eligible Account.

               (e) (1) No default or servicing related performance trigger has occurred as to any other securitization due to any act or failure to act of the Company; (2) no material noncompliance with applicable servicing criteria as to any other securitization has been disclosed or reported by the Company; (3) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (4) no material changes to the Company's servicing policies and procedures for similar loans has occurred in the preceding three years; (5) there are no aspects of the Company's financial condition that could reasonably be expected to have a material adverse impact on the performance by the Company of its obligations hereunder; (6) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against the Company that could be material to investors in the securities issued; and (7) there are no affiliations, relationships or transactions relating to the Company of a type that are described under Item 1119 of Regulation AB (other than with respect to the Company's affiliation with the Custodian, the Master Servicer (as defined below) and the Securities Administrator).

Recognition of Assignee

     5. From and after the Closing Date, the Company shall recognize the Trustee, on behalf of the Certificateholders, as owner of the Subject Mortgage Loans and will service the Subject Mortgage Loans in accordance with the Wells Fargo Servicing Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company hereby acknowledges that the Subject Mortgage Loans are part of a REMIC. In no event will the Company service the Subject Mortgage Loans in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code).

          The Company hereby acknowledges that the Master Servicer, acting pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and HSBC Bank USA, as trustee (the "Trustee") (the "Pooling and Servicing Agreement"), has the right to enforce all obligations of the Company, as they relate to the Subject Mortgage Loans, under the Wells Fargo Servicing Agreement, as modified by this AAR Agreement. Such right will include, without limitation, the right to indemnification, the right to terminate the Company under the Wells Fargo Servicing Agreement upon the occurrence of an Event of Default thereunder and the right to exercise certain rights of consent and approval relating to actions taken by the Company under the Wells Fargo Servicing Agreement. In addition, any notice required to be given by the "Purchaser" pursuant to Section 10.01 of the Wells Fargo Servicing Agreement shall be given by the Master Servicer. The Company further acknowledges that pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer is required to monitor the performance of the Company under the Wells Fargo Servicing Agreement, as modified by this AAR Agreement. The Master Servicer shall have the right to receive all remittances required to be made by the Company under the Wells Fargo Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Wells Fargo Servicing Agreement, as modified by this AAR Agreement, the right to examine the books and records of the Company pertaining to the Subject Mortgage Loans under the Wells Fargo Servicing Agreement and the right to indemnification under the Wells Fargo Servicing Agreement. In addition, if the Company shall fail to remit any payment pursuant to the Wells Fargo Servicing Agreement, as modified by this AAR Agreement, the Master Servicer shall notify the Company of such failure as set forth in Section 10.01 of the Wells Fargo Servicing Agreement.

     6. In connection therewith, the Company hereby agrees that all remittances required to be made with respect to the Subject Mortgage Loans pursuant to the Wells Fargo Servicing Agreement will be made in accordance with the following wire transfer instructions:

                    Bank: Wells Fargo Bank, N.A.
                    ABA Routing Number: 121-000-248
                    Account Name: Corporate Trust Clearing
                    Account Number: 3970771416
                    For Credit to: MANA Series 2007-A1, Acct# 50980700

and the Company shall deliver all reports required to be delivered under the Wells Fargo Servicing Agreement to the Master Servicer at:

                    Wells Fargo Bank, N.A.
                    9062 Old Annapolis Road
                    Columbia, Maryland 21045
                    Attention: Client Services Manager - MANA 2007-A1

     It is the intention of the parties hereto that this AAR Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

Modification of the Wells Fargo Servicing Agreement

     7. In connection with the servicing and administration of the Subject Mortgage Loans, the Wells Fargo Servicing Agreement shall be modified as follows:

               (a) The definition of "Remittance Date" in Article I of the Wells Fargo Servicing Agreement is modified by deleting the words "immediately following" and replacing them with "immediately preceding".

               (b) Article I of the Wells Fargo Servicing Agreement is modified by deleting the definition of "Business Day" in its entirety and replacing it with the following:

               "Business Day: Any day other than (i) a Saturday or Sunday, or
          (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking and savings and loan institutions in the State of Maryland, State of Minnesota or State of California are authorized or obligated by law or executive order to be closed."

               (c) Section 3.02 of the Wells Fargo Servicing Agreement is modified by deleting such section in its entirety and replacing it with the following:

               "[Reserved].

               (d) Section 4.01 of the Wells Fargo Servicing Agreement is modified by adding the following new paragraph after the second paragraph of such section.

               "Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Company, such default is reasonably foreseeable, the

          Company, consistent with Accepted Servicing Practices may waive, modify or vary any term of such Mortgage Loan (including, but not limited to, modifications that change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the scheduled principal balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Company's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Purchaser."

               (e) The first paragraph of Section 4.04 of the Wells Fargo Servicing Agreement is modified by replacing the phrase "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans - P&I." with "Wells Fargo Bank, N. A., as Servicer, in trust for Wells Fargo Bank, N. A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Mortgage Pass-Through Certificates."

               (f) Section 4.04(viii) of the Wells Fargo Servicing Agreement is modified by deleting such section in its entirety and replacing it with the following:

               "with respect to each Principal Prepayment an amount (to be paid by the Company out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate; provided, however, that in no event shall the aggregate of deposits made by the Company pursuant to this clause (viii) exceed the aggregate amount of the Company's Servicing Fee in the calendar month in which such deposits are required;"

               (g) The first paragraph of Section 4.06 of the Wells Fargo Servicing Agreement is modified by replacing the phrase "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of the Residential Mortgage Loans, and various Mortgagors - T&I." with "Wells Fargo Bank, N. A., as Servicer, in trust for Wells Fargo Bank, N. A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-A1, Mortgage Pass-Through Certificates."

               (h) Section 5.01 of the Wells Fargo Servicing Agreement is modified by deleting the second paragraph in its entirety and replacing it with the following:

               "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance

          Date. Payments by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company."

               (i) Section 5.02 of the Wells Fargo Servicing Agreement is modified by deleting such section in its entirety and replacing it with the following:

               "On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit J-1, a monthly remittance advice in the form set forth in Exhibit J-2, and a realized loss report in the form set forth in Exhibit J-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Master Servicer may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith."

               (j) Section 6.04 of the Wells Fargo Servicing Agreement is modified by replacing the phrase "the Purchaser, any Master Servicer and any Depositor" with "the Master Servicer".

               (k) Section 6.04 of the Wells Fargo Servicing Agreement is further modified by replacing the phrase "the Purchaser, such Master Servicer and such Depositor" with "the Master Servicer".

               (l) Section 6.06 of the Wells Fargo Servicing Agreement is modified by replacing the phrase "the Purchaser, any Master Servicer and any Depositor" with "the Master Servicer".

               (m) Section 6.06 of the Wells Fargo Servicing Agreement is further modified by replacing the phrase "the Purchaser, such Master Servicer and such Depositor" with "the Master Servicer".

               (n) Section 6.06 of the Wells Fargo Servicing Agreement is further modified by replacing the phrase "the Purchaser and such Depositor" with "the Master Servicer".

               (o) Section 9.01(e) of the Wells Fargo Servicing Agreement is modified by replacing the phrase "subsection (d)" with "subsection (e)" in each instance.

               (p) Section 9.01(e)(iv) of the Wells Fargo Servicing Agreement is modified by replacing the phrase "If so requested by the Purchaser or any Depositor for" with "For".

               (q) Section 9.01(f)(i) of the Wells Fargo Servicing Agreement is modified by replacing the phrase "Sections 4.24" with "Sections 4.26".

               (r) Section 9.01(f)(ii) of the Wells Fargo Servicing Agreement is modified by replacing the phrase "any breach by the Company of its obligations under this Section 9.01(e)" with "any breach by the Company of its obligations under Sections 4.26, 6.04, 6.06 and 9.01(e)".

               (s) Section 9.01(f)(iv) of the Wells Fargo Servicing Agreement is modified by replacing the phrase "performance under this Section 9.01(e)" with "performance under Sections 4.26, 6.04, 6.06 and 9.01(e)".

               (t) Section 10.01(ii) of the Wells Fargo Servicing Agreement is modified by adding the following language to the beginning of such section:
     "except with respect to clause (x) below,"

               (u) Article XII of the Wells Fargo Servicing Agreement is modified by adding the following new Section 12.15:

     "Section 12.15. Third Party Beneficiary.

     For purposes of this Article XII and any related provisions thereto, any Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

               (v) The Wells Fargo Servicing Agreement is modified by adding the following new exhibits at the end thereto:

                                  "EXHIBIT J-1

EXHIBIT : STANDARD FILE LAYOUT - DELINQUENCY REPORTING

* The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME                               DESCRIPTION                       DECIMAL   FORMAT COMMENT
------------------                               -----------                       -------   --------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the
                                 Servicer. This may be different than the
                                 LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                       Servicer Client Number

SERV_INVESTOR_NBR                Contains a unique number as assigned by an
                                 external servicer to identify a group of loans
                                 in their system.

BORROWER_FIRST_NAME              First Name of the Borrower.

BORROWER_LAST_NAME               Last name of the borrower.

PROP_ADDRESS                     Street Name and Number of Property

PROP_STATE                       The state where the  property located.

PROP_ZIP                         Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is                MM/DD/YYYY
                                 due to the servicer at the end of processing
                                 cycle, as reported by Servicer.

LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was                  MM/DD/YYYY
                                 filed.

BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was
                                 filed.

BANKRUPTCY_CASE_NBR              The case number assigned by the court to the
                                 bankruptcy filing.

POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has                MM/DD/YYYY
                                 been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy.               MM/DD/YYYY
                                 Either by Dismissal, Discharged and/or a Motion
                                 For Relief Was Granted.

LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By                MM/DD/YYYY
                                 The Servicer

LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan             MM/DD/YYYY
                                 Such As;

LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled             MM/DD/YYYY
                                 To End/Close

LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually                    MM/DD/YYYY
                                 Completed

FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the                     MM/DD/YYYY
                                 servicer with instructions to begin foreclosure
                                 proceedings.

ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue                MM/DD/YYYY
                                 Foreclosure

FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a               MM/DD/YYYY
                                 Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is                     MM/DD/YYYY
                                 expected to occur.

FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.

FRCLSR_SALE_AMT                  The amount a property sold for at the                 2     No commas(,)
                                 foreclosure sale.                                           or dollar
                                                                                             signs ($)

EVICTION_START_DATE              The date the servicer initiates eviction of the             MM/DD/YYYY
                                 borrower.

EVICTION_COMPLETED_DATE          The date the court revokes legal possession of              MM/DD/YYYY
                                 the property from the borrower.

LIST_PRICE                       The price at which an REO property is marketed.       2     No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

LIST_DATE                        The date an REO property is listed at a                     MM/DD/YYYY
                                 particular price.

OFFER_AMT                        The dollar value of an offer for an REO               2     No commas(,)
                                 property.                                                   or dollar
                                                                                             signs ($)

OFFER_DATE_TIME                  The date an offer is received by DA Admin or by             MM/DD/YYYY
                                 the Servicer.

REO_CLOSING_DATE                 The date the REO sale of the property is                    MM/DD/YYYY
                                 scheduled to close.

REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                     MM/DD/YYYY

OCCUPANT_CODE                    Classification of how the property is occupied.

PROP_CONDITION_CODE              A code that indicates the condition of the
                                 property.

PROP_INSPECTION_DATE             The date a  property inspection is performed.               MM/DD/YYYY

APPRAISAL_DATE                   The date the appraisal was done.                            MM/DD/YYYY

CURR_PROP_VAL                    The current "as is" value of the property based       2
                                 on brokers price opinion or appraisal.

REPAIRED_PROP_VAL                The amount the property would be worth if             2
                                 repairs are completed pursuant to a broker's
                                 price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan

DELINQ_REASON_CODE               The circumstances which caused a borrower to
                                 stop paying on a loan. Code indicates the
                                 reason why the loan is in default for this
                                 cycle.

MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With                MM/DD/YYYY
                                 Mortgage Insurance Company.

MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                    No  commas(,)
                                                                                             or dollar
                                                                                             signs ($)

MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim             MM/DD/YYYY
                                 Payment

MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim       2     No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance                    MM/DD/YYYY
                                 Company

POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance             2     No commas(,)
                                 Company                                                     or dollar
                                                                                             signs ($)

POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was                    MM/DD/YYYY
                                 Issued By The Pool Insurer

POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company        2     No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                    MM/DD/YYYY

FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                      2     No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                     MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                       2     No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                    MM/DD/YYYY

FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                      2     No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                     MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                       2     No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin             MM/DD/YYYY

VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment             MM/DD/YYYY

VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim               2     No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

MOTION_FOR_RELIEF_DATE           The date the Motion for Relief was filed             10     MM/DD/YYYY

FRCLSR_SALE_TYPE                 The foreclosure sales results: REO, Third
                                 Party, Conveyance to HUD/VA

REO_PROCEEDS                     The net proceeds from the sale of the REO                   No commas(,)
                                 property.                                                   or dollar
                                                                                             signs ($)

BPO_DATE                         The date the BPO was done.

CURRENT_FICO                     The current FICO score

ACTION_CODE                      Indicates loan status                                       Number

ACTUAL_PAYMENT_PLAN_START_DATE                                                               MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE                                                                        MM/DD/YYYY

REO_SALES_PRICE                                                                              Number

STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for
Delinquency as follows:

DELINQUENCY
CODE          DELINQUENCY DESCRIPTION
-----------   -----------------------
001           FNMA-Death of principal mortgagor
002           FNMA-Illness of principal mortgagor
003           FNMA-Illness of mortgagor's family member
004           FNMA-Death of mortgagor's family member
005           FNMA-Marital difficulties
006           FNMA-Curtailment of income
007           FNMA-Excessive Obligation
008           FNMA-Abandonment of property
009           FNMA-Distant employee transfer
011           FNMA-Property problem
012           FNMA-Inability to sell property
013           FNMA-Inability to rent property
014           FNMA-Military Service
015           FNMA-Other
016           FNMA-Unemployment
017           FNMA-Business failure
019           FNMA-Casualty loss
022           FNMA-Energy environment costs
023           FNMA-Servicing problems
026           FNMA-Payment adjustment
027           FNMA-Payment dispute
029           FNMA-Transfer of ownership pending
030           FNMA-Fraud
031           FNMA-Unable to contact borrower
INC           FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
09            Forbearance
17            Pre-foreclosure Sale Closing Plan Accepted
24            Government Seizure
26            Refinance
27            Assumption
28            Modification
29            Charge-Off
30            Third Party Sale
31            Probate
32            Military Indulgence
43            Foreclosure Started
44            Deed-in-Lieu Started
49            Assignment Completed
61            Second Lien Considerations
62            Veteran's Affairs-No Bid
63            Veteran's Affairs-Refund
64            Veteran's Affairs-Buydown
65            Chapter 7 Bankruptcy
66            Chapter 11 Bankruptcy
67            Chapter 13 Bankruptcy

                                EXHIBIT J-2

                 STANDARD FILE LAYOUT - MASTER SERVICING

                                                                                                                                 MAX
COLUMN NAME                                 DESCRIPTION                     DECIMAL                 FORMAT COMMENT              SIZE
-----------              ------------------------------------------------   -------   ---------------------------------------   ----
SER_INVESTOR_NBR         A value assigned by the Servicer to define a                 Text up to 10 digits                       20
                         group of loans.

LOAN_NBR                 A unique identifier assigned to each loan by the             Text up to 10 digits                       10
                         investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the                    Text up to 10 digits                       10
                         Servicer. This may be different than the
                         LOAN_NBR.

BORROWER_NAME            The borrower name as received in the file. It is             Maximum length of 30 (Last, First)         30
                         not separated by first and last name.

SCHED_PAY_AMT            Scheduled monthly principal and scheduled             2      No commas(,) or dollar signs ($)           11
                         interest payment that a borrower is expected to
                         pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as reported by the             4      Max length of 6                             6
                         Servicer.

NET_INT_RATE             The loan gross interest rate less the service         4      Max length of 6                             6
                         fee rate as reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as reported        4      Max length of 6                             6
                         by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as reported      2      No commas(,) or dollar signs ($)           11
                         by the Servicer.

NEW_PAY_AMT              The new loan payment amount as reported by the        2      No commas(,) or dollar signs ($)           11
                         Servicer.

NEW_LOAN_RATE            The new loan rate as reported by the Servicer.        4      Max length of 6                             6

ARM_INDEX_RATE           The index the Servicer is using to calculate a        4      Max length of 6                             6
                         forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the        2      No commas(,) or dollar signs ($)           11
                         beginning of the processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the        2      No commas(,) or dollar signs ($)           11
                         end of the processing cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the             MM/DD/YYYY                                 10
                         borrower's next payment is due to the Servicer,
                         as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.           2      No commas(,) or dollar signs ($)           11

SERV_CURT_DATE_1         The curtailment date associated with the first               MM/DD/YYYY                                 10
                         curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first                 2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.

SERV_CURT_AMT_2          The second curtailment amount to be applied.          2      No commas(,) or dollar signs ($)           11

SERV_CURT_DATE_2         The curtailment date associated with the second              MM/DD/YYYY                                 10
                         curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second                2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.

SERV_CURT_AMT_3          The third curtailment amount to be applied.           2      No commas(,) or dollar signs ($)           11

SERV_CURT_DATE_3         The curtailment date associated with the third               MM/DD/YYYY                                 10
                         curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third                 2      No commas(,) or dollar signs ($)           11
                         curtailment amount, if applicable.

PIF_AMT                  The loan "paid in full" amount as reported by         2      No commas(,) or dollar signs ($)           11
                         the Servicer.

PIF_DATE                 The paid in full date as reported by the                     MM/DD/YYYY                                 10
                         Servicer.

ACTION_CODE              The standard FNMA numeric code used to indicate              Action  Code Key:  15=Bankruptcy,           2
                         the default/delinquent status of a particular                30=Foreclosure,     , 60=PIF,
                         loan.                                                        63=Substitution,
                                                                                      65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest adjustment as              2      No commas(,) or dollar signs ($)           11
                         reported by the Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if          2      No commas(,) or dollar signs ($)           11
                         applicable.

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.       2      No commas(,) or dollar signs ($)           11

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if      2      No commas(,) or dollar signs ($)           11
                         applicable.

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due        2      No commas(,) or dollar signs ($)           11
                         at the beginning of the cycle date to be passed
                         through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to investors      2      No commas(,) or dollar signs ($)           11
                         at the end of a processing cycle.

SCHED_PRIN_AMT           The scheduled principal amount as reported by         2      No commas(,) or dollar signs ($)           11
                         the Servicer for the current cycle -- only
                         applicable for Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less the          2      No commas(,) or dollar signs ($)           11
                         service fee amount for the current cycle as
                         reported by the Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the          2      No commas(,) or dollar signs ($)           11
                         Servicer for the current reporting cycle -- only
                         applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the             2      No commas(,) or dollar signs ($)           11
                         service fee amount for the current reporting
                         cycle as reported by the Servicer -- only
                         applicable for Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a borrower           2      No commas(,) or dollar signs ($)           11
                         prepays on his loan as reported by the Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan            2      No commas(,) or dollar signs ($)           11
                         waived by the servicer.

MOD_DATE                 The Effective Payment Date of the Modification               MM/DD/YYYY                                 10
                         for the loan.

MOD_TYPE                 The Modification Type.                                       Varchar - value can be alpha or numeric    30

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest        2      No commas(,) or dollar signs ($)           11
                         advances made by Servicer.

                               EXHIBIT J-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an

     Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

     Prepared by: __________________                       Date: _______________

     Phone: ______________________           Email Address: ____________________

_________________   ______________________________   ___________________________
Servicer Loan No.   Servicer Name                    Servicer Address

WELLS FARGO BANK, N.A. LOAN NO. ________________________________________________

Borrower's Name: _______________________________________________________________

Property Address: ______________________________________________________________

LIQUIDATION TYPE:   REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES [ ]   NO [ ]

If "Yes", provide deficiency or cramdown amount ________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan         $____________(1)
(2)  Interest accrued at Net Rate                             _____________(2)
(3)  Accrued Servicing Fees                                   _____________(3)
(4)  Attorney's Fees                                          _____________(4)
(5)  Taxes (see page 2)                                       _____________(5)
(6)  Property Maintenance                                     _____________(6)
(7)  MI/Hazard Insurance Premiums (see page 2)                _____________(7)
(8)  Utility Expenses                                         _____________(8)
(9)  Appraisal/BPO                                            _____________(9)
(10) Property Inspections                                     _____________(10)
(11) FC Costs/Other Legal Expenses                            _____________(11)
(12) Other (itemize)                                          _____________(12)
          Cash for Keys ________________________              _____________(12)
          HOA/Condo Fees _______________________              _____________(12)
          ______________________________________              _____________(12)
          TOTAL EXPENSES                                      $____________(13)

CREDITS:                                                      $____________(14)
(14) Escrow Balance                                           _____________(15)
(15) HIP Refund                                               _____________(16)
(16) Rental Receipts                                          _____________(17)
(17) Hazard Loss Proceeds                                     _____________(18a)
(18) Primary Mortgage Insurance / Gov't Insurance
HUD Part A                                                    _____________(18b)
HUD Part B

(19) Pool Insurance Proceeds                                  _____________(19)
(20) Proceeds from Sale of Acquired Property                  _____________(20)
(21) Other (itemize)                                          _____________(21)
     _________________________________________                _____________(21)
     TOTAL CREDITS                                            $____________(22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                       $____________(23)

ESCROW DISBURSEMENT DETAIL

    TYPE      DATE   PERIOD OF   TOTAL    BASE
(TAX /INS.)   PAID    COVERAGE    PAID   AMOUNT   PENALTIES   INTEREST
-----------   ----   ---------   -----   ------   ---------   --------


Miscellaneous

     9. All demands, notices and communications related to the Subject Mortgage Loans, the Wells Fargo Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of the Company,

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, IA 50328-0001
               Attention: John B. Brown, MAC X2302-033
               Fax: (515) 324-3118

               with a copy to:

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, Iowa 50328-0001
               Attention: General Counsel MAC X2401-06T

          b.   In the case of the Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               North Tower
               New York, New York 10281
               Attention: MANA 2007-A1

          c.   In the case of the Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MANA 2007-A1

          d.   In the case of the Master Servicer,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager - MANA 2007-A1

          e.   In the case of the Trustee,

               HSBC Bank USA, National Association
               452 Fifth Avenue
               New York, New York 10018
               Attention: Issuer Trust Services - Merrill Lynch
               Mortgage Investors, Inc.,
               MANA Series 2007-A1

     10. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law which shall govern), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     11. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     12. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which any party hereto may be merged or consolidated shall without the requirement for any further writing, be deemed to be parties hereto as if such entity was originally a signatory hereto.

     13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     14. In the event that any provision of this AAR Agreement conflicts with any provision of Wells Fargo Servicing Agreement with respect to the Subject Mortgage Loans, the terms of this AAR Agreement shall control.

     15. Each party will pay any commissions, fees and expenses, including attorney's fees, it has incurred in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Servicing Rights Owner


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Depositor


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


WELLS FARGO BANK, NATIONAL ASSOCIATION
Company


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


WELLS FARGO BANK, NATIONAL ASSOCIATION
Master Servicer

By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                  ATTACHMENT l

                         SUBJECT MORTGAGE LOAN SCHEDULE

                            [INTENTIONALLY OMITTED]

                                  ATTACHMENT 2

                         WELLS FARGO SERVICING AGREEMENT


                            [INTENTIONALLY OMITTED]